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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                       ----------------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                SEPTEMBER 1, 1999

                              GREENLAND CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


         017833                                        87-0439051
(COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                          1935 AVENIDA DEL ORO, SUITE D
                               OCEANSIDE, CA 92056
              (ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)

                                 (760) 414-9941
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     (a) Effective August 30, 1999 the Board of Directors of Greenland Corporation (the "Company") dismissed the firm of Smith & Company as the Company's independent auditor and retained as its new independent auditor, Levitz, Zacks & Ciceric. The Board of Directors approved the change.

     (b) There were no disagreements with Smith & Company during the audits of the Company's financial statements for the fiscal years ended December 31, 1997 and December 31, 1998 and any subsequent interim period preceding the change on any matter of accounting principles or practices, financial statement disclosures, or audit scope or procedures which would have caused the accountants to make reference to the subject matter of the disagreement in the audit report if the disagreement had not been resolved to the accountants satisfaction.

     (c) During the two most recent fiscal years and through the present, there have been no "Reportable Events" (as defined by Item 304 of Regulation S-K) with Smith & Company.

     (d) A letter from Smith & Company addressed to the Securities and Exchange Commission is included as an Exhibit to this Firm 8-K. Such letter states that such firm agrees with the statements made by the Company in this Item 4.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (c)  Exhibits.

         Number            Description
         ------            -----------
         4                 Letter of Smith & Company to the Securities and
                           Exchange Commission included to the requirements of
                           Item 304(a) of Regulation S-K.


                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



September 1, 1999          By: /s/ Louis T. Montulli
                               ---------------------
                           Louis T. Montulli
                           Chairman of the Board of Directors
                           Chief Executive Officer

September 1, 1999          By: /s/ Thomas Beener
                               --------------------
                           Thomas J. Beener
                           General Counsel, Director